UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 27, 2017

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	001-34789	27-1430478 (Hudson Pacific Properties, Inc.)
Maryland (Hudson Pacific Properties, L.P.)	333-202799-01	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein. References in this Current Report on Form 8-K to the “Operating Partnership” mean Hudson Pacific Properties, L.P., a Maryland limited partnership, of which we serve as the sole general partner.

Item 8.01.	Other Events.

On March 3, 2017, we completed an underwritten public offering of 9,775,000 shares of our common stock (including 1,275,000 shares of our common stock issued and sold pursuant to the exercise of the underwriters’ option to purchase additional shares in full), $0.01 par value per share (the “Common Stock”), for net proceeds of approximately $337.5 million, after deducting the underwriting discount and estimated expenses payable by us. In connection with the issuance and sale of shares of the Common Stock, we entered into an underwriting agreement, dated February 27, 2017, among us, the Operating Partnership, and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives (together, the “Representatives”) of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Operating Partnership have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, we have agreed not to sell or transfer any shares of Common Stock or any equity securities similar to or ranking on par with or senior to the Common Stock or any securities convertible into or exercisable or exchangeable for the Common Stock or similar, parity or senior equity securities for 60 days after February 27, 2017 without first obtaining the written consent of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 16, 2015 (File No. 333-202799), a base prospectus, dated March 16, 2015, included as part of the registration statement, and a prospectus supplement, dated February 27, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. We are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues concerning the shares of Common Stock issued and sold in the offering.

On March 3, 2017, we contributed the net proceeds of the offering to our Operating Partnership in exchange for 9,775,000 common units of partnership interests in the Operating Partnership. The Operating Partnership intends to use the net proceeds to finance the acquisition of Hollywood Center Studios and, to the extent there are excess net proceeds or if such acquisition is not completed, to fund development and redevelopment activities, potential acquisition opportunities and/or for general corporate purposes. Pending these applications, the Operating Partnership intends to use the net proceeds to temporarily repay the entire approximately $255.0 million of outstanding borrowings under our revolving credit facility.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2017, among Hudson Pacific Properties, Inc., Hudson Pacific Properties, L.P., and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: March 3, 2017

	By:	/s/ MARK T. LAMMAS
		Name:	Mark T. Lammas
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2017, among Hudson Pacific Properties, Inc., Hudson Pacific Properties, L.P., and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)